Exhibit 99.2

Financial Supplement

Financial Information
as of September 30, 2010
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2010

Address:	Investor Information:

Platinum Underwriters Holdings, Ltd.	Lily Outerbridge
The Belvedere Building	Vice President, Director of Investor Relations
69 Pitts Bay Road	Tel: (441) 298-0760
Pembroke, HM 08 Bermuda	Fax: (441) 296-0528
Website: www.platinumre.com	Email: louterbridge@platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2009.   Certain amounts in prior periods have been reclassified to conform to current period presentation.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, operating income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. and Standard & Poor’s ratings, our ability to raise capital on acceptable terms if necessary, the cyclicality of the property and casualty reinsurance business, the highly competitive nature of the property and casualty reinsurance industry, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:
Financial Highlights:
a. Financial Highlights	3

Balance Sheet:
a. Condensed Consolidated Balance Sheets	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income - Summary	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income and Net Operating Income per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	9
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	10
c. Book Value Per Common Share	11

Cash Flow Statement:
a. Condensed Consolidated Statements of Cash Flows - Summary	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Nine Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Nine Month Summay	21

Investments:
a. Investment Portfolio	22
b. Available-for-Sale Security Detail	23
c. Corporate Bonds Detail	24
d. Net Realized Gains on Investments and Net Impairment Losses on Investments	25

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	26
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	27

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	28

Platinum Underwriters Holdings, Ltd.
Financial Highlights
September 30, 2010
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Highlights
Net premiums written	$199,427	243,590	598,572	$696,979
Net premiums earned	183,404	229,538	595,014	709,752
Underwriting income	58,410	63,553	123,366	166,383
Net investment income	31,078	44,747	103,955	123,070
Net operating income (a)	61,137	92,307	168,288	251,760
Net realized gains (losses) on investments	44,351	22,553	99,297	53,917
Net impairment losses on investments	(4,048)	(5,075)	(25,560)	(11,739)
Net income attributable to common shareholders	$93,662	109,468	233,222	$291,219

Total assets	$4,936,259	5,157,622	4,936,259	$5,157,622
Investments and cash	4,539,184	4,413,791	4,539,184	4,413,791
Total shareholders' equity	2,164,873	2,170,065	2,164,873	2,170,065
Unpaid losses and loss adjustment expenses	$2,194,173	2,373,151	2,194,173	$2,373,151

Per share data
Common shares outstanding	39,266	49,827	39,266	49,827
Weighted average common shares outstanding - basic	40,485	49,660	43,029	49,955
Adjusted weighted average common shares outstanding - diluted	44,044	52,039	46,263	52,547
Basic earnings per common share	$2.31	2.20	5.42	$5.83
Diluted earnings per common share	2.13	2.10	5.04	5.57
Operating income per common share - diluted	1.39	1.77	3.64	4.79
Dividends per common share	0.08	0.08	0.24	0.24
Book value per common share	$55.13	43.55	55.13	$43.55

(a) See computation of net operating income on page 7.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
($ in thousands, except per share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Assets
Investments	$2,874,351	3,335,914	3,754,054	3,660,515	$3,953,620
Cash, cash equivalents and short-term investments	1,664,833	1,192,099	761,774	709,134	460,171
Accrued investment income	27,315	28,373	32,031	29,834	32,646
Reinsurance premiums receivable	175,914	160,729	320,724	269,912	272,489
Reinsurance balances (prepaid and recoverable)	24,253	28,036	28,025	29,710	31,171
Funds held by ceding companies	82,428	85,030	85,695	84,478	85,211
Deferred acquisition costs	39,841	38,994	43,381	40,427	45,581
Other assets	47,324	65,574	68,346	197,568	276,733
Total assets	$4,936,259	4,934,749	5,094,030	5,021,578	$5,157,622

Liabilities
Unpaid losses and loss adjustment expenses	$2,194,173	2,224,026	2,378,253	2,349,336	$2,373,151
Unearned premiums	180,432	168,545	205,606	180,609	209,951
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	58,460	57,370	96,451	90,461	93,013
Other liabilities	88,321	129,373	80,076	73,441	61,442
Total liabilities	2,771,386	2,829,314	3,010,386	2,943,847	2,987,557

Total shareholders' equity	2,164,873	2,105,435	2,083,644	2,077,731	2,170,065

Total liabilities and shareholders' equity	$4,936,259	4,934,749	5,094,030	5,021,578	$5,157,622

Book value per common share (a)	$55.13	51.23	46.59	45.22	$43.55

(a) Book value per common share is determined by dividing shareholders' equity by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - Summary
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Revenue
Net premiums earned	$183,404	229,538	595,014	$709,752
Net investment income	31,078	44,747	103,955	123,070
Net realized gains (losses) on investments	44,351	22,553	99,297	53,917
Net impairment losses on investments	(4,048)	(5,075)	(25,560)	(11,739)
Other income (expense)	(171)	(1,222)	(42)	4,222
Total revenue	254,614	290,541	772,664	879,222

Expenses
Net losses and loss adjustment expenses	79,094	99,240	315,137	368,349
Net acquisition expenses	32,517	50,009	113,934	128,503
Net changes in fair value of derivatives	4,154	4,305	6,499	6,828
Operating expenses	20,004	25,210	61,905	68,984
Net foreign currency exchange losses (gains)	235	(616)	(1,061)	(157)
Interest expense	4,763	4,757	14,232	14,268
Total expenses	140,767	182,905	510,646	586,775

Income before income tax expense (benefit)	113,847	107,636	262,018	292,447
Income tax expense (benefit)	20,185	(1,832)	28,796	(73)

Net income	93,662	109,468	233,222	292,520
Preferred dividends	-	-	-	1,301

Net income attributable to common shareholders	$93,662	109,468	233,222	$291,219

Basic
Weighted average common shares outstanding	40,485	49,660	43,029	49,955
Basic earnings per common share	$2.31	2.20	5.42	$5.83

Diluted
Adjusted weighted average common shares outstanding	44,044	52,039	46,263	52,547
Diluted earnings per common share	$2.13	2.10	5.04	$5.57

Comprehensive income
Net income	$93,662	109,468	233,222	$292,520
Other comprehensive income, net of deferred taxes	45,895	106,570	128,600	169,952
Comprehensive income	$139,557	216,038	361,822	$462,472

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Revenue
Net premiums earned	$183,404	191,432	220,178	227,584	$229,538
Net investment income	31,078	35,372	37,505	40,871	44,747
Net realized gains (losses) on investments	44,351	49,489	5,457	24,713	22,553
Net impairment losses on investments	(4,048)	(3,410)	(18,102)	(5,864)	(5,075)
Other income (expense)	(171)	(144)	273	(1,138)	(1,222)
Total revenue	254,614	272,739	245,311	286,166	290,541

Expenses
Net losses and loss adjustment expenses	79,094	71,475	164,568	109,993	99,240
Net acquisition expenses	32,517	44,088	37,329	47,916	50,009
Net changes in fair value of derivatives	4,154	30	2,315	2,913	4,305
Operating expenses	20,004	20,160	21,741	25,698	25,210
Net foreign currency exchange losses (gains)	235	(67)	(1,229)	(242)	(616)
Interest expense	4,763	4,709	4,760	4,759	4,757
Total expenses	140,767	140,395	229,484	191,037	182,905

Income before income tax expense (benefit)	113,847	132,344	15,827	95,129	107,636
Income tax expense (benefit)	20,185	8,205	406	4,358	(1,832)

Net income	93,662	124,139	15,421	90,771	109,468
Preferred dividends	-	-	-	-	-

Net income attributable to common shareholders	$93,662	124,139	15,421	90,771	$109,468

Basic
Weighted average common shares outstanding	40,485	43,225	45,431	48,294	49,660
Basic earnings per common share	$2.31	2.87	0.34	1.88	$2.20

Diluted
Adjusted weighted average common shares outstanding	44,044	46,249	48,494	51,466	52,039
Diluted earnings per common share	$2.13	2.68	0.32	1.76	$2.10

Comprehensive income
Net income	$93,662	124,139	15,421	90,771	$109,468
Other comprehensive income (loss), net of deferred taxes	45,895	34,833	47,872	(36,726)	106,570
Comprehensive income	$139,557	158,972	63,293	54,045	$216,038

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Net income attributable to common shareholders	$93,662	109,468	233,222	$291,219

Adjustments for:
Net realized (gains) losses on investments, net of tax	(36,683)	(21,154)	(85,224)	(49,950)
Net impairment losses on investments, net of tax	3,986	4,514	21,213	10,598
Net foreign currency exchange losses (gains), net of tax	298	(521)	(923)	(107)
Net operating income (a)	$61,263	92,307	168,288	$251,760

Per diluted common share:
Net income attributable to common shareholders	$2.13	2.10	5.04	$5.54
Less:
Net realized (gains) losses on investments	(0.83)	(0.41)	(1.84)	(0.95)
Net impairment losses on investments	0.09	0.09	0.46	0.20
Net foreign currency exchange losses (gains)	0.00	(0.01)	(0.02)	(0.00)
Net operating income (b)	$1.39	1.77	3.64	$4.79

Adjusted weighted average common shares outstanding - diluted	44,044	52,039	46,263	52,547

(a) Operating income represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(b) Operating income per diluted common share is calculated by dividing operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Key Ratios

Combined ratio (%)	68.1%	67.4%	98.7%	77.3%	72.3%

Investable assets to shareholders' equity ratio	2.10:1	2.15:1	2.17:1	2.10:1	2.03:1

Debt to total capital (%)	10.4%	10.6%	10.7%	10.7%	10.3%

Net premiums written (annualized) to shareholders' equity	0.37	0.29	0.47	0.39	0.45

Share Data
Book value per common share (a)	$55.13	51.23	46.59	45.22	$43.55

Common shares outstanding (000's)	39,266	41,095	44,722	45,943	49,827

Market Price Per Common Share
High	$44.04	39.28	38.89	39.45	$36.87
Low	35.63	35.06	34.60	34.63	28.07
Close	$43.52	36.29	37.08	38.29	$35.84

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A	A	A	A	n/a
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB+	BBB+	BBB+	BBB+	BBB

Supplemental Data
Total employees	145	145	145	146	146

See Definitions and Presentation on page 1.

(a) Book value per common share is determined by dividing shareholders' equity by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
($ and amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Earnings
Basic
Net income attributable to common shareholders	$93,662	109,468	233,222	$291,219

Diluted
Net income attributable to common shareholders	93,662	109,468	233,222	291,219
Effect of dilutive securities:
Preferred share dividends	-	-	-	1,301
Adjusted net income for diluted earnings per common share	$93,662	109,468	233,222	$292,520

Common Shares
Basic
Weighted average common shares outstanding	40,485	49,660	43,029	49,955

Diluted
Weighted average common shares outstanding	40,485	49,660	43,029	49,955
Effect of dilutive securities:
Conversion of preferred shares	-	-	-	1,011
Common share options	3,064	1,950	2,748	1,190
Restricted common shares and common share units	495	429	486	391
Adjusted weighted average common shares outstanding	44,044	52,039	46,263	52,547

Earnings Per Common Share
Basic earnings per common share	$2.31	2.20	5.42	$5.83

Diluted earnings per common share	$2.13	2.10	5.04	$5.57

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Earnings
Basic
Net income attributable to common shareholders	$93,662	124,139	15,421	90,771	$109,468

Diluted
Net income attributable to common shareholders	93,662	124,139	15,421	90,771	109,468
Effect of dilutive securities:
Preferred share dividends	-	-	-	-	-
Adjusted net income for diluted earnings per common share	$93,662	124,139	15,421	90,771	$109,468

Common Shares
Basic
Weighted average common shares outstanding	40,485	43,225	45,431	48,294	49,660

Diluted
Weighted average common shares outstanding	40,485	43,225	45,431	48,294	49,660
Effect of dilutive securities:
Conversion of preferred shares	-	-	-	-	-
Common share options	3,064	2,583	2,540	2,623	1,950
Restricted common shares and common share units	495	441	523	549	429
Adjusted weighted average common shares outstanding	44,044	46,249	48,494	51,466	52,039

Earnings Per Common Share
Basic earnings per common share	$2.31	2.87	0.34	1.88	$2.20

Diluted earnings per common share	$2.13	2.68	0.32	1.76	$2.10

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share
($ and amounts in thousands, except per share data)

	September 30,	December 31,
	2010	2009

Price per share at period end	$43.52	$38.29

Shareholders' equity	$2,164,873	$2,077,731
Add: Assumed exercise of share options	39,511	69,647
Shareholders' equity - diluted	$2,204,384	$2,147,378

Basic common shares outstanding	39,266	45,943
Add: Common share options (a)	3,173	2,529
Add: Management and directors' options (b)	1,264	2,238
Add: Directors' and officers' restricted common share units (c)	847	933
Diluted common shares outstanding	44,550	51,643

Book Value Per Common Share
Basic book value per common share	$55.13	$45.22

Fully converted book value per common share	$49.48	$41.58

See Definitions and Presentation on page 1.

(a) Options with a price of $27.00.

(b) Options with a price below $43.52, the closing share price at September 30, 2010.

(c) As of September 30, 2010 there were 39,266,069 common shares issued and outstanding.  Included in this number were 217,669 of restricted common shares issued but unvested.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Net cash provided by (used in) operating activities	$41,244	98,591	62,771	$422,477

Net cash provided by (used in) investing activities	432,699	(21,305)	1,039,849	(716,265)

Net cash provided by (used in) financing activities	(84,720)	(2,705)	(285,347)	(113,403)

Effect of foreign currency exchange rate changes on cash	7,129	1,765	(1,431)	6,457

Net increase (decrease) in cash and cash equivalents	$396,352	76,346	815,842	$(400,734)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Net cash provided by (used in) operating activities	$41,244	(12,897)	34,424	54,720	$98,591

Net cash provided by (used in) investing activities	432,699	728,210	(121,060)	365,976	(21,305)

Net cash provided by (used in) financing activities	(84,720)	(140,564)	(60,063)	(150,835)	(2,705)

Effect of foreign currency exchange rate changes on cash	7,129	(5,517)	(3,043)	640	1,765

Net increase (decrease) in cash and cash equivalents	$396,352	569,232	(149,742)	270,501	$76,346

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2010				Three Months Ended September 30, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$114,885	80,362	4,180	$199,427	$147,448	88,467	7,675	$243,590

Net premiums earned	98,342	80,437	4,625	183,404	132,567	90,591	6,380	229,538

Net losses and loss adjustment expenses	70,657	8,156	281	79,094	46,307	59,243	(6,310)	99,240
Net acquisition expenses	14,140	16,395	1,982	32,517	16,821	19,393	13,795	50,009
Other underwriting expenses	7,905	5,171	307	13,383	9,643	6,751	342	16,736
Total underwriting expenses	92,702	29,722	2,570	124,994	72,771	85,387	7,827	165,985
Segment underwriting income (loss)	$5,640	50,715	2,055	58,410	$59,796	5,204	(1,447)	63,553

Net investment income				31,078				44,747
Net realized gains (losses) on investments				44,351				22,553
Net impairment losses on investments				(4,048)				(5,075)
Net changes in fair value of derivatives				(4,154)				(4,305)
Net foreign currency exchange gains (losses)				(235)				616
Other income (expense)				(171)				(1,222)
Corporate expenses not allocated to segments				(6,621)				(8,474)
Interest expense				(4,763)				(4,757)
Income before income tax expense (benefit)				$113,847				$107,636

GAAP underwriting ratios:
Net loss and loss adjustment expense	71.8%	10.1%	6.1%	43.1%	34.9%	65.4%	(98.9%)	43.2%
Net acquisition expense	14.4%	20.4%	42.9%	17.7%	12.7%	21.4%	216.2%	21.8%
Other underwriting expense	8.0%	6.4%	6.6%	7.3%	7.3%	7.5%	5.4%	7.3%
Combined	94.2%	36.9%	55.6%	68.1%	54.9%	94.3%	122.7%	72.3%

Statutory underwriting ratios:
Net loss and loss adjustment expense	71.8%	10.1%	6.1%	43.1%	34.9%	65.4%	(98.9%)	43.2%
Net acquisition expense	13.1%	20.2%	44.7%	16.6%	12.8%	21.2%	184.2%	21.3%
Other underwriting expense	6.9%	6.4%	7.3%	6.7%	6.5%	7.6%	4.5%	6.9%
Combined	91.8%	36.7%	58.1%	66.4%	54.2%	94.2%	89.8%	71.4%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2010				Nine Months Ended September 30, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$335,775	246,741	16,056	$598,572	$402,588	273,940	20,451	$696,979

Net premiums earned	326,698	253,505	14,811	595,014	394,554	299,712	15,486	709,752

Net losses and loss adjustment expenses	232,294	79,744	3,099	315,137	186,565	179,426	2,358	368,349
Net acquisition expenses	47,589	52,874	13,471	113,934	47,711	66,020	14,772	128,503
Other underwriting expenses	24,324	17,295	958	42,577	26,925	18,550	1,042	46,517
Total underwriting expenses	304,207	149,913	17,528	471,648	261,201	263,996	18,172	543,369
Segment underwriting income (loss)	$22,491	103,592	(2,717)	123,366	$133,353	35,716	(2,686)	166,383

Net investment income				103,955				123,070
Net realized gains (losses) on investments				99,297				53,917
Net impairment losses on investments				(25,560)				(11,739)
Net changes in fair value of derivatives				(6,499)				(6,828)
Net foreign currency exchange gains (losses)				1,061				157
Other income (expense)				(42)				4,222
Corporate expenses not allocated to segments				(19,328)				(22,467)
Interest expense				(14,232)				(14,268)
Income before income tax expense (benefit)				$262,018				$292,447

GAAP underwriting ratios:
Net loss and loss adjustment expense	71.1%	31.5%	20.9%	53.0%	47.3%	59.9%	15.2%	51.9%
Net acquisition expense	14.6%	20.9%	91.0%	19.1%	12.1%	22.0%	95.4%	18.1%
Other underwriting expense	7.4%	6.8%	6.5%	7.2%	6.8%	6.2%	6.7%	6.6%
Combined	93.1%	59.2%	118.4%	79.3%	66.2%	88.1%	117.3%	76.6%

Statutory underwriting ratios:
Net loss and loss adjustment expense	71.1%	31.5%	20.9%	53.0%	47.3%	59.9%	15.2%	51.9%
Net acquisition expense	14.4%	20.8%	85.3%	18.9%	11.9%	21.8%	77.1%	17.7%
Other underwriting expense	7.2%	7.0%	6.0%	7.1%	6.7%	6.8%	5.1%	6.7%
Combined	92.7%	59.3%	112.2%	79.0%	65.9%	88.5%	97.4%	76.3%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Net premiums written	$114,885	74,105	146,785	114,423	$147,448

Net premiums earned	98,342	100,550	127,806	133,934	132,567

Net losses and loss adjustment expenses	70,657	35,010	126,627	64,081	46,307
Net acquisition expenses	14,140	17,218	16,231	19,281	16,821
Other underwriting expenses	7,905	7,720	8,699	10,406	9,643
Total underwriting expenses	92,702	59,948	151,557	93,768	72,771
Segment underwriting income (loss)	$5,640	40,602	(23,751)	40,166	$59,796

GAAP underwriting ratios:
Net loss and loss adjustment expense	71.8%	34.8%	99.1%	47.8%	34.9%
Net acquisition expense	14.4%	17.1%	12.7%	14.4%	12.7%
Other underwriting expense	8.0%	7.7%	6.8%	7.8%	7.3%
Combined	94.2%	59.6%	118.6%	70.0%	54.9%

Statutory underwriting ratios:
Net loss and loss adjustment expense	71.8%	34.8%	99.1%	47.8%	34.9%
Net acquisition expense	13.1%	20.3%	12.5%	15.0%	12.8%
Other underwriting expense	6.9%	10.4%	5.9%	9.1%	6.5%
Combined	91.8%	65.5%	117.5%	71.9%	54.2%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Net premiums written	$80,362	72,628	93,751	82,548	$88,467

Net premiums earned	80,437	85,166	87,902	89,189	90,591

Net losses and loss adjustment expenses	8,156	40,058	31,530	47,085	59,243
Net acquisition expenses	16,395	18,752	17,727	22,821	19,393
Other underwriting expenses	5,171	5,654	6,470	7,094	6,751
Total underwriting expenses	29,722	64,464	55,727	77,000	85,387
Segment underwriting income (loss)	$50,715	20,702	32,175	12,189	$5,204

GAAP underwriting ratios:
Net loss and loss adjustment expense	10.1%	47.0%	35.9%	52.8%	65.4%
Net acquisition expense	20.4%	22.0%	20.2%	25.6%	21.4%
Other underwriting expense	6.4%	6.6%	7.4%	8.0%	7.5%
Combined	36.9%	75.6%	63.5%	86.4%	94.3%

Statutory underwriting ratios:
Net loss and loss adjustment expense	10.1%	47.0%	35.9%	52.8%	65.4%
Net acquisition expense	20.2%	23.3%	19.3%	24.2%	21.2%
Other underwriting expense	6.4%	7.8%	6.9%	8.6%	7.6%
Combined	36.7%	78.1%	62.1%	85.6%	94.2%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009

Net premiums written	$4,180	4,985	6,891	3,884	$7,675

Net premiums earned	4,625	5,716	4,470	4,461	6,380

Net losses and loss adjustment expenses	281	(3,593)	6,411	(1,173)	(6,310)
Net acquisition expenses	1,982	8,118	3,371	5,814	13,795
Other underwriting expenses	307	313	338	370	342
Total underwriting expenses	2,570	4,838	10,120	5,011	7,827
Segment underwriting income (loss)	$2,055	878	(5,650)	(550)	$(1,447)

GAAP underwriting ratios:
Net loss and loss adjustment expense	6.1%	(62.9%)	143.4%	(26.3%)	(98.9%)
Net acquisition expense	42.9%	142.0%	75.4%	130.3%	216.2%
Other underwriting expense	6.6%	5.5%	7.6%	8.3%	5.4%
Combined	55.6%	84.6%	226.4%	112.3%	122.7%

Statutory underwriting ratios:
Net loss and loss adjustment expense	6.1%	(62.9%)	143.4%	(26.3%)	(98.9%)
Net acquisition expense	44.7%	159.0%	56.6%	145.8%	184.2%
Other underwriting expense	7.3%	6.3%	4.9%	9.5%	4.5%
Combined	58.1%	102.4%	204.9%	129.0%	89.8%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Property and Marine
Excess-of-loss	$99,478	110,144	276,290	$273,422
Proportional	15,407	37,304	59,485	129,166
Subtotal Property and Marine	114,885	147,448	335,775	402,588
Casualty
Excess-of-loss	69,881	80,298	219,895	242,549
Proportional	10,481	8,169	26,846	31,391
Subtotal Casualty	80,362	88,467	246,741	273,940
Finite Risk
Excess-of-loss	-	(142)	-	(150)
Proportional	4,180	7,817	16,056	20,601
Subtotal Finite Risk	4,180	7,675	16,056	20,451
Combined Segments
Excess-of-loss	169,359	190,300	496,185	515,821
Proportional	30,068	53,290	102,387	181,158
Total	$199,427	243,590	598,572	$696,979

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009
Property and Marine
United States	$62,272	96,501	183,954	$266,406
International	52,613	50,947	151,821	136,182
Subtotal Property and Marine	114,885	147,448	335,775	402,588
Casualty
United States	65,707	80,102	208,455	242,635
International	14,655	8,365	38,286	31,305
Subtotal Casualty	80,362	88,467	246,741	273,940
Finite Risk
United States	4,180	7,675	16,056	20,451
International	-	-	-	-
Subtotal Finite Risk	4,180	7,675	16,056	20,451
Combined Segments
United States	132,159	184,278	408,465	529,492
International	67,268	59,312	190,107	167,487
Total	$199,427	243,590	598,572	$696,979

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2010			Three Months Ended September 30, 2009
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$2,057	2,057	1,642	1,741	1,741	$2,221
North American Property Catastrophe	36,382	36,380	28,003	40,817	40,815	35,166
North American Property Risk	11,622	11,642	12,766	28,687	22,178	20,681
Other Property	12,930	12,930	13,228	32,784	32,784	32,370
Marine / Aviation Proportional	1,188	1,188	1,192	462	462	1,733
Marine / Aviation Excess	4,234	4,234	4,094	3,693	3,675	4,161
International Property Proportional	3,571	3,571	4,314	6,198	6,198	2,582
International Property Catastrophe	39,222	39,206	29,616	40,476	35,719	30,275
International Property Risk	3,677	3,677	3,487	3,876	3,876	3,378
Subtotal	114,883	114,885	98,342	158,734	147,448	132,567

Casualty
Clash	3,094	3,094	3,125	3,870	3,870	3,924
1st Dollar GL	2,705	2,705	2,484	3,227	3,227	3,988
1st Dollar Other	1,652	1,652	1,489	1,467	1,467	1,463
Casualty Excess	47,205	47,205	49,715	54,770	54,770	59,923
Accident & Health	9,792	9,792	8,689	15,131	15,131	9,976
International Casualty	8,452	8,452	8,965	5,370	5,370	5,833
International Motor	1,091	1,091	986	927	927	805
Financial Lines	6,371	6,371	4,984	3,705	3,705	4,679
Subtotal	80,362	80,362	80,437	88,467	88,467	90,591

Finite Risk
Finite Property	-	-	-	-	-	-
Finite Casualty	4,180	4,180	4,625	7,675	7,675	6,380
Subtotal	4,180	4,180	4,625	7,675	7,675	6,380

Total	$199,425	199,427	183,404	254,876	243,590	$229,538

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2010			Nine Months Ended September 30, 2009
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$6,076	6,076	5,032	5,301	5,301	$8,965
North American Property Catastrophe	104,416	94,189	96,128	96,654	95,401	88,047
North American Property Risk	40,970	39,136	43,687	71,834	57,625	57,133
Other Property	46,929	46,929	46,987	111,424	111,424	110,794
Marine / Aviation Proportional	4,204	4,204	5,022	6,572	6,572	7,453
Marine / Aviation Excess	10,692	10,703	10,829	12,513	12,533	16,347
International Property Proportional	11,740	11,740	11,808	15,091	15,091	14,069
International Property Catastrophe	117,303	113,733	98,471	95,273	88,636	82,508
International Property Risk	9,065	9,065	8,734	10,005	10,005	9,238
Subtotal	351,395	335,775	326,698	424,667	402,588	394,554

Casualty
Clash	10,860	10,860	10,708	12,223	12,223	12,150
1st Dollar GL	8,183	8,183	7,929	11,232	11,232	13,818
1st Dollar Other	4,282	4,282	3,426	4,264	4,264	4,462
Casualty Excess	153,467	153,467	162,422	176,729	176,729	202,468
Accident & Health	30,618	30,618	27,006	32,379	32,379	24,061
International Casualty	21,494	21,494	21,821	23,699	23,699	26,290
International Motor	2,938	2,938	2,815	2,529	2,529	2,407
Financial Lines	14,899	14,899	17,378	10,885	10,885	14,056
Subtotal	246,741	246,741	253,505	273,940	273,940	299,712

Finite Risk
Finite Property	-	-	-	(8)	(8)	(8)
Finite Casualty	16,056	16,056	14,811	20,459	20,459	15,494
Subtotal	16,056	16,056	14,811	20,451	20,451	15,486

Total	$614,192	598,572	595,014	719,058	696,979	$709,752

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	September 30, 2010			December 31, 2009
		Weighted Average	Weighted Average		Weighted Average	Weighted Average
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield

Available-for-sale securities
U.S. Government	$531,941	2.9%	2.6%	$608,697	2.9%	3.0%
U.S. Government agencies	100,790	0.7%	0.2%	101,082	0.6%	0.2%
Corporate bonds	411,921	4.9%	2.8%	476,986	5.1%	3.6%
Commercial mortgage-backed securities	210,144	5.0%	4.6%	215,020	5.5%	7.4%
Residential mortgage-backed securities	176,076	4.7%	5.7%	714,703	4.6%	5.4%
Asset-backed securities	23,695	2.3%	9.3%	59,699	2.6%	4.2%
Municipal bonds	1,170,441	4.6%	3.5%	759,501	4.2%	3.3%
Non-U.S. governments	77,463	2.9%	1.3%	578,364	3.1%	2.5%
Total Fixed Maturities	2,702,471	4.1%	3.3%	3,514,052	4.0%	3.8%
Preferred Stocks	-	-	-	3,897	29.8%	13.2%
Total	$2,702,471	4.1%	3.3%	$3,517,949	4.0%	3.8%

Trading securities
Insurance-linked securities	$26,300	10.8%	6.5%	$25,682	10.7%	8.5%
Non-U.S. dollar denominated securities:
U.S. Government agencies	16,058	1.9%	1.1%	16,423	1.9%	1.8%
Corporate bonds	70	4.5%	2.1%	77	4.5%	2.1%
Non-U.S. governments	129,452	3.6%	1.7%	100,384	4.6%	3.1%
Total	$171,880	4.6%	2.4%	$142,566	5.4%	3.9%

	September 30, 2010			December 31, 2009
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$1,297,026	45.1%		$2,341,963	64.0%
Aa	733,754	25.5%		517,404	14.1%
A	486,731	16.9%		404,711	11.1%
Baa	254,645	8.9%		315,275	8.6%
Below investment grade	102,195	3.6%		81,162	2.2%
Total	$2,874,351	100.0%		$3,660,515	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	September 30, 2010
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$531,941	$15,446	Aaa	8.6

U.S. Government agencies	100,790	790	Aaa	0.3

Corporate bonds:
Industrial	268,919	19,217	A3	4.1
Utilities	67,903	4,566	A3	4.5
Insurance	59,067	3,608	A3	4.0
Finance	16,032	(454)	Baa2	7.9
Subtotal	411,921	26,937	A3	4.3

Commercial mortgage-backed securities	210,144	8,858	Aa2	3.7	4.5

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	87,268	3,961	Aaa	1.1	2.7
Non-agency residential mortgage-backed securities	81,743	(31,633)	Ba2	0.1	3.8
Alt-A residential mortgage-backed securities	7,065	(5,077)	Caa2	-	4.5
Subtotal	176,076	(32,749)	A3	0.6	3.3

Asset-backed securities:
Asset-backed securities	13,356	(244)	Aaa	-	7.1
Sub-prime asset-backed securities	10,339	(10,027)	Caa3	-	12.2
Subtotal	23,695	(10,271)	Baa2	-	9.3

Municipal bonds	1,170,441	67,176	Aa2	7.1

Non-U.S. governments	77,463	2,339	Aa1	2.2

Total	$2,702,471	$78,526	Aa2	5.8

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	September 30, 2010
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Largest Holdings by Issuer
MetLife, Inc.	$17,897	18,516	$522	A3
Philip Morris International Inc.	14,000	16,154	1,560	A2
BHP Billiton Limited	13,000	14,312	1,154	A1
Marathon Oil Corporation	10,000	12,107	1,217	Baa1
Hewlett-Packard Company	10,000	11,381	899	A2
HCC Insurance Holdings, Inc.	10,000	10,777	700	Baa1
Anglo American plc	8,000	10,426	462	Baa1
Consolidated Edison, Inc.	9,400	10,189	774	A3
Mattel, Inc.	10,000	10,148	1	Baa2
Kraft Foods Inc.	9,200	9,805	305	Baa2
Rio Tinto plc	7,250	9,445	896	Baa1
Diageo plc	7,750	8,580	737	A3
Wal-Mart Stores, Inc.	6,600	8,484	278	Aa2
AT&T Inc.	7,000	7,873	837	A2
Snap-On Incorporated	7,000	7,808	766	Baa1
The Southern Company	7,525	7,666	142	A2
EOG Resources, Inc.	6,660	7,205	365	A3
American Electric Power Company, Inc.	6,000	6,818	743	Baa2
Pfizer Inc.	6,000	6,699	660	A1
Northeast Utilities	$6,000	6,672	$671	A2

Platinum Underwriters Holdings, Ltd.
Net Realized Gains on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Net realized gains on investments by entity:
Subsidiary domiciled in Bermuda	$22,441	18,556	59,087	$42,578
Subsidiaries domiciled in the United States	21,910	3,997	40,210	11,335
Subsidiary domiciled in the United Kingdom	-	-	-	4
Total	$44,351	22,553	99,297	$53,917

Net realized gains on investments by type:
Sale of securities	$42,441	18,078	95,043	$47,846
Mark-to-market on trading securities	1,910	4,475	4,254	6,071
Total	$44,351	22,553	99,297	$53,917

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$3,870	3,471	13,139	$8,479
Subsidiaries domiciled in the United States	178	1,604	12,421	3,260
Total	$4,048	5,075	25,560	$11,739

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$12	1,637	7,743	$2,617
Residential mortgage-backed securities	2,885	2,016	5,625	5,775
Asset-backed securities	1,151	1,422	12,192	2,139
Preferred stocks	-	-	-	1,208
Total	$4,048	5,075	25,560	$11,739

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Nine Months Ended September 30, 2010 (a)				Twelve Months Ended December 31, 2009 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and loss adjustment expenses	$473,891	8,052	$465,839	147.8%	$620,332	13,122	$607,210	126.9%
Change in unpaid losses and loss adjustment expenses	(152,368)	(1,666)	(150,702)		(126,020)	2,848	(128,868)
Losses and loss adjustment expenses incurred	$321,523	6,386	$315,137		$494,312	15,970	$478,342

	Analysis of Unpaid Losses and Loss Adjustment Expenses

	As of September 30, 2010				As of December 31, 2009
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and loss adjustment expenses	$686,967	9,382	$677,585	31.1%	$680,487	9,169	$671,318	28.8%
Incurred but not reported	1,507,206	3,247	1,503,959	68.9%	1,668,849	5,159	1,663,690	71.2%
Unpaid losses and loss adjustment expenses	$2,194,173	12,629	$2,181,544	100.0%	$2,349,336	14,328	$2,335,008	100.0%

(a) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $2,795 and $33, respectively.

(b) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $19 and $11,850, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended September 30, 2010				Three Months Ended September 30, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$3,281	33,091	3,230	$39,602	$11,457	7,108	10,695	$29,260
Net premium adjustments related to prior years' losses	1,719	1,993	-	3,712	485	116	-	601
Net commission adjustments related to prior years' losses	(1,436)	1,491	(1,134)	(1,079)	382	2,135	(11,999)	(9,482)
Net favorable (unfavorable) development	3,564	36,575	2,096	42,235	12,324	9,359	(1,304)	20,379

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(7,803)	44	-	(7,759)	979	(1)	-	978
Net premium adjustments related to prior years' losses	113	-	-	113	(1,068)	-	-	(1,068)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(7,690)	44	-	(7,646)	(89)	(1)	-	(90)

Total net favorable (unfavorable) development	$(4,126)	36,619	2,096	$34,589	$12,235	9,358	(1,304)	$20,289

	Nine Months Ended September 30, 2010				Nine Months Ended September 30, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$42,394	89,046	7,922	$139,362	$12,454	43,774	8,470	$64,698
Net premium adjustments related to prior years' losses	2,708	2,423	-	5,131	1,749	(40)	-	1,709
Net commission adjustments related to prior years' losses	(5,290)	5,057	(10,310)	(10,543)	6,081	5,766	(10,403)	1,444
Net favorable (unfavorable) development	39,812	96,526	(2,388)	133,950	20,284	49,500	(1,933)	67,851

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(8,494)	49	-	(8,445)	(2,548)	(58)	59	(2,547)
Net premium adjustments related to prior years' losses	(1,353)	-	-	(1,353)	630	-	-	630
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(9,847)	49	-	(9,798)	(1,918)	(58)	59	(1,917)

Total net favorable (unfavorable) development	$29,965	96,575	(2,388)	$124,152	$18,366	49,442	(1,874)	$65,934

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of October 1, 2010
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$174		144	371	306	433	$366
United States	Earthquake	11		11	228	228	295	295
Pan-European	Windstorm	151		124	309	250	371	311
Japan	Earthquake	14		14	141	141	298	298
Japan	Typhoon	$6		6	70	70	79	$79

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$12	-	33
Category 4 U.S. / Caribbean Hurricane		16	-	71
Magnitude 6.9 California Earthquake		0	-	3
Magnitude 7.5 California Earthquake		$0	-	6

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.